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Capital Global Equity Fund

Ticker - CGLOX

Summary Prospectus

February 16, 2011
(as supplemented November 14, 2011)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.capitalgrouppcs.com. You can also get this information at no cost by calling 866/421-2166 or by sending an e-mail request to prospectusrequest@capgroup.com. The current prospectus and statement of additional information, dated February 16, 2011 (as supplemented November 14, 2011), are incorporated by reference into this summary prospectus.

Capital Global Equity Fund

Investment objective

The fund seeks to preserve your investment while providing growth.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption or exchange fees	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution and/or service (12b-1) fees	None
Other expenses 1	0.02%
Total annual fund operating expenses	0.87%
Expense reimbursement2	0.02%
Total annual fund operating expenses after reimbursement	0.85%

1 Based on estimated amounts for the current fiscal year. Clients of Capital Guardian Trust Company's Capital Group Private Client Services division ("CGPCS") are eligible to invest in the Fund.  CGPCS receives an annual service fee of up to 1.00% of a client's investment in the Fund under management by CGPCS pursuant to an investment management agreement.  You should read carefully the disclosures provided to you by CGPCS regarding the fees. The disclosures include information about the fees charged to you and paid to CGPCS for the services it provides.

2 The fund’s investment adviser is currently reimbursing the fund for a portion of other expenses so that total fund expenses do not exceed 0.85%. The fund expects the reimbursement, which can only be modified or terminated with the approval of the fund’s board of trustees, will be in effect through February 16, 2012.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years
$87	$276

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Principal investment strategies

The fund invests primarily in common stocks, or securities convertible into common stocks, of issuers around the world that the investment adviser believes have the potential for growth.  Under normal market conditions, the fund will invest at least 80% of its net assets in equity-type securities. The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers outside the United States (at least 40% of its net assets – unless market conditions are not deemed favorable by the fund's investment adviser, in which case the fund would invest at least 30% of its net assets). The fund may invest up to 10% of its net assets in the securities of issuers based in emerging markets.

In pursuing the fund’s growth objective, the fund’s investment adviser focuses primarily on companies with attributes that are associated with long-term growth, such as strong management, participation in a growing market and the potential for above average growth in earnings, revenues, book value, cash flow and/or return on assets.  The fund may also invest in common stocks, or securities convertible into common stocks, of issuers around the world with the potential to pay dividends in the future.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks and other equity-type securities may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the United States. These risks may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

Information regarding investment results is not available as of the date of this prospectus because the fund does not have a full calendar year of investment operations.

Management

Investment adviser

Capital Guardian Trust Company, the investment adviser to the fund, uses a system of multiple portfolio managers in managing mutual fund assets.

Portfolio managers

The primary individual portfolio managers for the fund are:

Portfolio manager/Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Shelby Notkin Senior Vice President	Less than 1 year (since the fund’s inception April, 2011)	Senior Vice President
Gerald Du Manoir	Less than 1 year (since the fund’s inception April, 2011)	Senior Vice President
William H. Hurt	Less than 1 year (since the fund’s inception April, 2011)	Senior Vice President
Todd S. James	Less than 1 year (since the fund’s inception April, 2011)	Senior Vice President
Theodore R. Samuels	Less than 1 year (since the fund’s inception April, 2011)	President

Purchase and sale of fund shares

The minimum amount required to establish an account is $25,000. You may sell shares by contacting your Capital Group Private Client Services representative or calling 866-421-2166.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are or your account is tax-exempt or tax-deferred.